UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2022

DraftKings Inc.

(Exact name of registrant as specified in its charter)

Nevada	N/A	87-2764212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Berkeley Street, 5th Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 986-6744

(Registrant’s telephone number, including area code)

New Duke Holdco, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DKNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 5, 2022 (the “Merger Effective Date”), DraftKings Holdings Inc. (formerly known as DraftKings Inc.), a Nevada corporation (“Old DraftKings”), and Golden Nugget Online Gaming, Inc., a Delaware corporation (“GNOG”), completed the previously announced merger transactions pursuant to the Agreement and Plan of Merger, dated as of August 9, 2021 (the “Merger Agreement”), by and among GNOG, Old DraftKings, DraftKings Inc. (formerly known as New Duke Holdco, Inc.), a Nevada corporation (“New DraftKings”), Duke Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of New DraftKings (“DraftKings Merger Sub”), and Gulf Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of New DraftKings (“GNOG Merger Sub”). Effective as of 12:01 a.m. eastern time on the Merger Effective Date (the “DraftKings Merger Effective Time”), DraftKings Merger Sub merged with and into Old DraftKings (the “DraftKings Merger”), with Old DraftKings continuing as a direct subsidiary of New DraftKings. Effective as of 12:01 a.m. eastern time on the Merger Effective Date (the “GNOG Merger Effective Time” and, together with the DraftKings Merger Effective Time, the “Merger Effective Times”), (i) GNOG Merger Sub merged with and into GNOG (the “GNOG Merger” and, together with the DraftKings Merger, the “Mergers”), with GNOG continuing as a direct subsidiary of New DraftKings, and (ii) Landry’s Fertitta, LLC, a Texas limited liability company (“LF LLC”), contributed its 40.5% membership interest (the “LHGN Units”) in LHGN Holdco, LLC, a Delaware limited liability company and a subsidiary of GNOG (“LHGN LLC”), to New DraftKings (the “Contribution” and, together with the Mergers, the “Transactions”). As a result of the Transactions, Old DraftKings and GNOG became direct subsidiaries of New DraftKings.

This Current Report on Form 8-K (this “Current Report”) establishes New DraftKings as the successor issuer to Old DraftKings and GNOG pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(d) under the Exchange Act, the shares of Class A common stock, par value $0.0001 per share, of New DraftKings (the “New DraftKings Class A Common Stock”) are deemed to be registered under Section 12(b) of the Exchange Act, and New DraftKings shall be subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. New DraftKings hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 1.01	Entry into Material Definitive Agreement.

GNOG Assignment and Assumption Agreement

In connection with the Transactions, New DraftKings entered into an assignment and assumption agreement (the “GNOG Warrant Assignment Agreement”) with GNOG, Continental Stock Transfer & Trust Company (“Continental”), Computershare Trust Company, N.A. (“CTC”) and Computershare Inc. (together with CTC, “Computershare”), pursuant to which (i) GNOG assigned to New DraftKings all of its rights, interests and obligations under the Warrant Agreement, dated as of May 6, 2019 (the “GNOG Warrant Agreement”), between GNOG and Continental, governing GNOG’s outstanding warrants to purchase Class A common stock of GNOG (the “GNOG Warrants”), and (ii) Continental assigned all of its rights, interests and obligations under the GNOG Warrant Agreement to Computershare, in each case, on the terms and conditions set forth in the GNOG Warrant Assignment Agreement. Effective as of the GNOG Merger Effective Time, each of the outstanding GNOG Warrants became exercisable for 0.365 of a share of New DraftKings Class A Common Stock on the existing terms and conditions of such GNOG Warrants, except as described in the GNOG Warrant Assignment Agreement.

The foregoing description of the GNOG Warrant Assignment Agreement does not purport to be complete and is qualified in its entirety by the full text of the GNOG Warrant Assignment Agreement, a copy of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Old DraftKings Assignment and Assumption Agreement

In connection with the Transactions, New DraftKings entered into an assignment and assumption agreement (the “Old DraftKings Warrant Assignment Agreement”) with Old DraftKings and Computershare, pursuant to which Old DraftKings assigned to New DraftKings all of its rights, interests and obligations under the Warrant Agreement, dated as of May 10, 2019 (the “Old DraftKings Warrant Agreement”), by and between Diamond Eagle Acquisition Corp. and Continental, as warrant agent, as assumed by Old DraftKings and assigned to Computershare by that certain Assignment and Assumption Agreement, dated as of April 23, 2020, governing Old DraftKings’ outstanding warrants (the “Old DraftKings Warrants”) to purchase Class A common stock, par value $0.0001 per share, of Old DraftKings (the “Old DraftKings Class A Common Stock”), on the terms and conditions set forth in the Old DraftKings Warrant Assignment Agreement. Effective as of the DraftKings Merger Effective Time, each of the outstanding Old DraftKings Warrants became exercisable for one share of New DraftKings Class A Common Stock on the existing terms and conditions of such Old DraftKings Warrants, except as described in the Old DraftKings Warrant Assignment Agreement.

The foregoing description of the Old DraftKings Warrant Assignment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Old DraftKings Warrant Assignment Agreement, a copy of which is attached hereto as Exhibit 4.5 and is incorporated herein by reference.

Supplemental Indenture

On May 5, 2022, and in connection with the Transactions, Old DraftKings, New DraftKings and CTC, as trustee, entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture, dated as of March 18, 2021 (the “Indenture”), between Old DraftKings and CTC, pursuant to which (i) New DraftKings agreed to fully and unconditionally guarantee all of Old DraftKings’ obligations under its 0% Convertible Senior Notes due 2028 (the “Convertible Notes”) and the Indenture and (ii) each Convertible Note which was outstanding as of the DraftKings Merger Effective Time and previously convertible into shares of Old DraftKings Class A Common Stock became convertible into shares of New DraftKings Class A Common Stock, pursuant to and in accordance with, the terms of the Indenture, as supplemented by the Supplemental Indenture.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by the full text of the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.6 and is incorporated herein by reference.

Indemnification Agreements

Following the Merger Effective Date, New DraftKings intends to enter into indemnification agreements (the “Indemnification Agreements”) with its directors and executive officers. Each Indemnification Agreement will provide for indemnification and advancements by New DraftKings of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to New DraftKings or, at New DraftKings’ request, service to other entities as officers or directors, in each case, to the maximum extent permitted by applicable law.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Trademark License Agreement

As a condition to the completion of the Mergers, on May 5, 2022, GNOG’s wholly-owned subsidiary, Golden Nugget Online Gaming, LLC (“GNOG LLC”), entered into an Amended and Restated Trademark License Agreement (the “Trademark License Agreement”) with GNLV, LLC (“GNLV”) and Fertitta Entertainment, LLC (f/k/a Golden Nugget, LLC), pursuant to which GNLV granted GNOG LLC an exclusive (even as to GNLV and its affiliates), worldwide license to use and display the “GOLDEN NUGGET” and certain other trademarks owned by GNLV and its affiliates in connection with online and mobile gaming, online and mobile race and sports wagering, and online and mobile skills gaming (the “Online Gaming Business”). GNOG LLC was also granted a limited, non-exclusive license to use and display the “GOLDEN NUGGET ONLINE GAMING” and “GNOG” trademarks and certain other trademarks reasonably related to the Online Gaming Business, in each case, solely to the extent required by third-party brick and mortar casino licensees for which GNOG LLC operates an Online Gaming Business and only as necessary to comply with applicable gaming laws and regulations.  The Trademark License Agreement has an initial term of fifty (50) years, commencing on the Merger Effective Date, and the licenses provided thereunder are royalty bearing. The Trademark License Agreement terminates automatically if Crown Gaming Inc., a Delaware corporation and wholly-owned subsidiary of New DraftKings (“Crown”), elects not to renew or elects to terminate the Master Commercial Agreement, dated as of August 9, 2021, between Crown and Fertitta Entertainment, Inc., a Texas corporation and an affiliate of GNLV, in either case, in its entirety.  The Trademark License Agreement may also be terminated by GNLV for certain uncured material breaches by GNOG LLC. Except for the representations or warranties in the Merger Agreement and the Trademark License Agreement, the trademarks are licensed to GNOG LLC “as is.” GNLV agrees to indemnify GNOG LLC and its affiliates for losses arising out of claims that GNOG LLC’s or its affiliates’ use or display of the licensed marks in accordance with the Trademark License Agreement infringes or dilutes third party intellectual property rights.  GNOG LLC agrees to indemnify GNLV and its affiliates for intellectual property infringement or dilution claims arising from GNOG LLC’s use or display of the licensed marks in violation of the Trademark License Agreement.

The foregoing description of the Trademark License Agreement does not purport to be complete and is qualified in its entirety by the full text of the Trademark License Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

At the DraftKings Merger Effective Time, each issued and outstanding share of Old DraftKings Class A Common Stock and each issued and outstanding share of Class B common stock, par value $0.0001 per share, of Old DraftKings (the “Old DraftKings Class B Common Stock” and, together with the Old DraftKings Class A Common Stock, the “Old DraftKings Common Stock”) (other than shares of Old DraftKings Common Stock that were held in treasury by Old DraftKings not on behalf of a third party), were cancelled and converted into one validly issued, fully paid and non-assessable share of New DraftKings Class A Common Stock and Class B common stock, par value $0.0001 per share, of New DraftKings (the “New DraftKings Class B Common Stock” and, together with the New DraftKings Class A Common Stock, the “New DraftKings Common Stock”), respectively.

At the GNOG Merger Effective Time, each issued and outstanding share of Class A common stock, par value $0.001 per share, of GNOG (the “GNOG Class A Common Stock”) (other than shares of GNOG Class A Common Stock held in treasury by GNOG not on behalf of a third party), was converted automatically into the right to receive 0.365 (the “Exchange Ratio”) of a duly authorized, validly issued, fully paid and nonassessable share of New DraftKings Class A Common Stock and any cash paid in lieu of fractional shares of New DraftKings Class A Common Stock (collectively, the “GNOG Merger Consideration”). No fractional shares of New DraftKings Class A Common Stock were issued in connection with the GNOG Merger, and the holders of GNOG Class A Common Stock received cash in lieu of any fractional shares of New DraftKings Class A Common Stock. Given that LF LLC (the holder of all of the issued and outstanding shares of Class B common stock, par value $0.001 per share, of GNOG (the “GNOG Class B Common Stock” and, together with the GNOG Class A Common Stock, the “GNOG Common Stock”)) received the Contribution Consideration (as defined below) in connection with the Contribution, which also constituted consideration in respect of its shares of GNOG Class B Common Stock, LF LLC did not receive any GNOG Merger Consideration in connection with the GNOG Merger in respect of its shares of GNOG Class B Common Stock, which were instead cancelled at the GNOG Merger Effective Time.

At the GNOG Merger Effective Time, LF LLC contributed its LHGN Units to New DraftKings in exchange for a number of shares of New DraftKings Class A Common Stock equal to that which LF LLC would have received in the GNOG Merger based on the Exchange Ratio if it had caused LHGN LLC to redeem all of its LHGN Units in exchange for shares of GNOG Class A Common Stock on a one-for-one basis immediately prior to the GNOG Merger Effective Time (the “Contribution Consideration”).

As provided in the Merger Agreement, at the DraftKings Merger Effective Time, each outstanding restricted stock unit of Old DraftKings (each, an “Old DraftKings RSU”) and each outstanding option to purchase Old DraftKings Common Stock (each, an “Old DraftKings Option”) issued under the Old DraftKings Stock Plans (as defined below) was automatically converted into an equivalent restricted stock unit denominated in shares of New DraftKings Common Stock and an equivalent option exercisable for shares of New DraftKings Common Stock, respectively, with each otherwise having the same terms as the Old DraftKings RSUs and Old DraftKings Options, respectively, immediately prior to the DraftKings Merger Effective Time.

As provided in the Merger Agreement, at the GNOG Merger Effective Time:

•	all outstanding restricted stock units of GNOG (each, a “GNOG RSU”) that (i) were outstanding on the date of the Merger Agreement or (ii) were issued to existing GNOG employees prior to the closing of the Mergers in accordance with existing arrangements, in each case, vested, were canceled and entitled the holder thereof to receive a number of shares of New DraftKings Class A Common Stock equal to the number of shares of GNOG Common Stock subject to such GNOG RSU immediately prior to the GNOG Merger Effective Time multiplied by the Exchange Ratio, less a number of shares of New DraftKings Class A Common Stock equal to any applicable withholding taxes. All other outstanding GNOG RSUs were automatically converted into an equivalent restricted stock unit of New DraftKings that entitles the holder thereof to a number of shares of New DraftKings Class A Common Stock equal to the number of shares of GNOG Common Stock subject to such GNOG RSU immediately prior to the GNOG Merger Effective Time multiplied by the Exchange Ratio, less a number of shares of New DraftKings Class A Common Stock equal to any applicable withholding taxes; and

•	each outstanding GNOG Warrant was automatically converted into an equivalent warrant of New DraftKings that allows the holder thereof to purchase a number of shares of New DraftKings Class A Common Stock equal to the number of shares of GNOG Class A Common Stock subject to such GNOG Warrant immediately prior to the GNOG Merger Effective Time multiplied by the Exchange Ratio, at an exercise price equal to the per share exercise price of such GNOG Warrant immediately prior to the GNOG Merger Effective Time divided by the Exchange Ratio.

Other than as described in Item 3.02 below, the issuance of shares of New DraftKings Class A Common Stock to stockholders of Old DraftKings and stockholders of GNOG in connection with the Transactions, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-260174) (as amended, the “Registration Statement”), filed by New DraftKings with the Securities and Exchange Commission (“SEC”) and declared effective on December 9, 2021. The joint information statement/prospectus of New DraftKings, Old DraftKings and GNOG (the “Joint Information Statement/Prospectus”) included in the Registration Statement contains additional information about the Mergers and the related transactions. The description of New DraftKings Common Stock set forth in the Joint Information Statement/Prospectus is incorporated herein by reference.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about New DraftKings, Old DraftKings or GNOG, and should not be relied upon as disclosure about New DraftKings, Old DraftKings or GNOG without consideration of the periodic and current reports and statements that New DraftKings, Old DraftKings and/or GNOG file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and you should not rely on them as statements of fact.

Prior to the Merger Effective Times, shares of Old DraftKings Class A Common Stock and shares of GNOG Class A Common Stock were registered pursuant to Section 12(b) of the Exchange Act, and listed on The Nasdaq Global Select Market (in the case of Old DraftKings Class A Common Stock) and The Nasdaq Global Market (in the case of GNOG Class A Common Stock) (collectively, the “Nasdaq”). As a result of the Transactions, shares of Old DraftKings Class A Common Stock and shares of GNOG Class A Common Stock will no longer be traded or listed on the Nasdaq, and will be substituted for shares of New DraftKings Class A Common Stock listed on The Nasdaq Global Select Market. As of the open of trading on May 5, 2022, shares of New DraftKings Class A Common Stock will trade on The Nasdaq Global Select Market under the ticker symbol “DKNG.” Each of Old DraftKings and GNOG expects to file a Form 15 with the SEC to terminate their respective registrations under the Exchange Act in respect of the shares of Old DraftKings Class A Common Stock and the shares of GNOG Class A Common Stock, respectively, and suspend their respective reporting obligations under Sections 12(g) and 15(d) of the Exchange Act.

The information set forth in the Explanatory Note of this Current Report is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report under the heading “Supplemental Indenture” is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the Transactions, New DraftKings issued (i) 4,484,341 shares of New DraftKings Class A Common Stock and 393,013,951 shares of New DraftKings Class B Common Stock, in each case, to Jason Robins, the chief executive officer and chairman of New DraftKings, in connection with his holdings of shares of Old DraftKings Common Stock prior to the DraftKings Merger Effective Time and (ii) 13,194,082 shares of New DraftKings Class A Common Stock to Tilman J. Fertitta and certain of his affiliates in the aggregate in connection with their holdings of shares of GNOG Common Stock prior to the GNOG Merger Effective Time.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Explanatory Note and in Items 2.01, 5.01 and 5.03 of this Current Report are incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

Prior to the DraftKings Merger Effective Time, New DraftKings was a direct wholly-owned subsidiary of Old DraftKings. Pursuant to the Merger Agreement, immediately following the DraftKings Merger Effective Time, all shares of New DraftKings Common Stock owned by Old DraftKings prior to the DraftKings Merger Effective Time were canceled without payment of consideration therefor. Following the completion of the Transactions, the shares of New DraftKings Common Stock became held by the former holders of shares of Old DraftKings Common Stock, shares of GNOG Common Stock and LHGN Units.

The information set forth in the Explanatory Note and in Items 2.01 and 5.02 of this Current Report are incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Effective immediately following the Merger Effective Times, the board of directors of New DraftKings (the “Board”) increased in size from two to eleven directors. Effective as of Merger Effective Times, Jason Park resigned from the Board. In addition, in accordance with the terms of the Merger Agreement and effective immediately following the Merger Effective Times, each of Jason D. Robins, Harry Evans Sloan, Matthew Kalish, Woodrow H. Levin, Shalom Meckenzie, Jocelyn Moore, Ryan R. Moore, Valerie Mosley, Steven J. Murray, and Marni M. Walden, which, together with Paul Liberman, served on the board of directors of Old DraftKings immediately prior to the Merger Effective Times, were appointed to the Board to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Paul Liberman will continue to serve on the Board until the next annual meeting of stockholders and until his successor is elected and qualified. The Board has determined that all of its directors, except for Messrs. Robins, Liberman, Kalish, and Meckenzie, are “independent directors” as such term is defined by the applicable rules and regulations of the SEC and the Nasdaq.

The transactions to which New DraftKings is a party in which any of New DraftKings’ directors have a material interest subject to disclosure under Item 404(a) of Regulation S-K are set forth in the Joint Information Statement/Prospectus and/or the definitive proxy statement on Schedule 14A, filed by Old DraftKings with the SEC on February 28, 2022 (the “Old DraftKings Proxy Statement”). In addition, starting in 2022, from time to time, Old DraftKings has chartered, without mark-up, the private plane owned by Mr. Robins utilizing aircraft services from Jet Aviation Flight Services, Inc. for the business and personal travel of Mr. Robins and his family. Old DraftKings had no direct or indirect interest in such private plane. During the three months ended March 31, 2022, Old DraftKings incurred $0.7 million of expense for use of the aircraft under these chartering services. In March 2022, Old DraftKings entered into a one-year lease of an aircraft from an entity controlled by Mr. Robins. Pursuant to such agreement, Mr. Robins’ entity leases the aircraft to Old DraftKings for $0.6 million for a one-year period. Old DraftKings covers all of the operating, maintenance, and other expenses associated with the aircraft. The audit and compensation committees of Old DraftKings’ board of directors approved this arrangement based, among other things, on the requirement of the overall security program that Mr. Robins and his family fly private and their assessment that such an arrangement is more efficient and flexible and better ensures safety, confidentiality and privacy. Other than as described in this Current Report, there are no transactions to which New DraftKings is a party in which any of New DraftKings’ directors have a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Committee Appointments

Effective immediately following Merger Effective Times, the Board established, and appointed the following individuals to, its Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Compliance Committee and Transaction Committee:

•	Audit Committee: Stephen J. Murray (chair), Ryan R. Moore and Valerie Mosley

•	Compensation Committee: Ryan R. Moore (chair), Shalom Meckenzie and Steven J. Murray

•	Nominating and Corporate Governance Committee: Marni M. Walden (chair), Woodrow H. Levin, Jocelyn Moore and Valerie Mosley

•	Compliance Committee: Marni M. Walden (chair), Paul Liberman and Jocelyn Moore

•	Transaction Committee: Harry Evans Sloan (chair), Shalom Meckenzie, Jocelyn Moore, Steven J. Murray and Marni M. Walden

Director Compensation

The description of the compensation that will be paid by New DraftKings to its directors for their service on the Board and its committees is disclosed in the Old DraftKings Proxy Statement under “Director Compensation—Director Compensation Program”.

Each director will enter into a standard indemnification agreement with New DraftKings as more fully described under the heading “Indemnification Agreements” in Item 1.01 of this Current Report.

Executive Officers

Effective as of the Merger Effective Times, each executive officer of New DraftKings ceased serving in such capacities, and the Board appointed new executive officers of New DraftKings, effective immediately following the Merger Effective Times, including:

•	Jason D. Robins, Chief Executive Officer;
•	Matthew Kalish, President, DraftKings North America;
•	Paul Liberman, President, Global Technology and Product;
•	R. Stanton Dodge, Chief Legal Officer and Secretary;
•	Jason K. Park, Chief Financial Officer; and
•	Erik Bradbury, Chief Accounting Officer.

Biographical information for each of Messrs. Robins, Kalish, Liberman, Dodge, Park and Bradbury are set forth in the Joint Information Statement/Prospectus.

The transactions to which New DraftKings is a party in which any of New DraftKings’ officers have a material interest subject to disclosure under Item 404(a) of Regulation S-K are set forth in the Joint Information Statement/Prospectus and/or the Old DraftKings Proxy Statement. The information set forth in this Item 5.02 under the heading “Board of Directors” regarding Old DraftKings’ aircraft arrangements with Mr. Robins and an entity controlled thereby is incorporated herein by reference. Other than as described in this Current Report, there are no transactions to which New DraftKings is a party in which any of New DraftKings’ officers have a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Employment Agreements

Effective as of the DraftKings Merger Effective Time, New DraftKings assumed Old DraftKings’ employment agreements with each of Jason Robins (a copy of which was filed with the Current Report on Form 8-K filed by Old DraftKings with the SEC on April 29, 2020), Matthew Kalish (a copy of which was filed with the Current Report on Form 8-K filed by Old DraftKings with the SEC on April 29, 2020), and Paul Liberman (the material terms of which are disclosed in, and a copy of which was filed with, the Current Report on Form 8-K filed by Old DraftKings with the SEC on April 29, 2020). Additionally, effective as of the Merger Effective Times, New DraftKings assumed Old DraftKings’ employment agreement with each of Jason K. Park (a copy of which was filed with the Quarterly Report on Form 10-Q filed by Old DraftKings with the SEC on August 6, 2021) and R. Stanton Dodge (the material terms of which are disclosed in, and a copy of which was filed with, the Quarterly Report on Form 10-Q filed by Old DraftKings with the SEC on August 6, 2021).

Compensatory Plans

Effective as of the Merger Effective Times, New DraftKings assumed (i) the DraftKings Inc. 2020 Incentive Award Plan (the “2020 Plan”), the DraftKings Inc. Employee Stock Purchase Plan (the “ESPP”), the DraftKings Inc. 2017 Equity Incentive Plan (the “2017 Plan”), the DraftKings Inc. 2012 Stock Option & Restricted Stock Incentive Plan (the “2012 Plan”) and the SBTech (Global) Limited 2011 Global Share Option Plan (the “SBTech Plan” and, together with the 2020 Plan, the ESPP, the 2017 Plan and the 2012 Plan, the “Old DraftKings Stock Plans”) and (ii) the share reserve available for future issuances under the Old DraftKings Stock Plans. New DraftKings expects to grant future awards under the 2020 Plan and the ESPP. The material terms of the 2020 Plan and the ESPP are set forth in the definitive proxy statement/prospectus included in Old DraftKings’ registration statement on Form S-4, filed with the SEC on April 15, 2020, and copies of which were filed with the Current Report on Form 8-K filed by Old DraftKings with the SEC on April 29, 2020.

Additional information required by Items 5.02(c), (d) and (e) is included in the Joint Information Statement/Prospectus and the Old DraftKings Proxy Statement.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of the Merger Effective Times, in connection with the completion of the Transactions and in accordance with the Merger Agreement, New DraftKings amended and restated its articles of incorporation and its bylaws to reflect the changes contemplated by the Merger Agreement and described in the Joint Information Statement/Prospectus.

The foregoing descriptions of the amended and restated articles of incorporation of New DraftKings and the amended and restated bylaws of New DraftKings do not purport to be complete and are qualified in their entirety by reference to the amended and restated articles of incorporation of New DraftKings and the amended and restated bylaws of New DraftKings, filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report and incorporated by reference into this Item 5.03.

The information set forth in the Explanatory Note of this Current Report is incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On May 5, 2022, New DraftKings issued a press release in connection with the completion of the Transactions. A copy of the press release is attached hereto as Exhibit 99.1.

The information included in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished. As such, the information (including Exhibit 99.1) contained herein shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

d)       Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of August 9, 2021, by and among Old DraftKings, New DraftKings, GNOG, DraftKings Merger Sub and GNOG Merger Sub (incorporated by reference to Exhibit 2.1 to Old DraftKings’ Current Report on Form 8-K, filed with the SEC on August 10, 2021)
3.1	Amended and Restated Articles of Incorporation of New DraftKings
3.2	Amended and Restated Bylaws of New DraftKings
4.1	Warrant Agreement, dated May 6, 2019, by and between GNOG and Continental, as warrant agent (incorporated by reference to Exhibit 4.1 of GNOG’s Current Report on Form 8-K, filed with the SEC on May 9, 2019)
4.2	Assignment and Assumption Agreement, dated as of May 5, 2022, by and among New DraftKings, GNOG, Continental and Computershare
4.3	Warrant Agreement, dated May 10, 2019, by and between Diamond Eagle Acquisition Corp. and Continental, as warrant agent (incorporated by reference to Exhibit 4.1 of Diamond Eagle Acquisition Corp.’s Current Report on Form 8-K filed on May 14, 2019)
4.4	Assignment and Assumption Agreement, dated April 23, 2020, by and among Old DraftKings, Diamond Eagle Acquisition Corp., Continental and Computershare (incorporated by reference to Exhibit 4.4 of Old DraftKings’ Current Report on Form 8-K, filed with the SEC on April 29, 2020)
4.5	Assignment and Assumption Agreement, dated as of May 5, 2022, by and among New DraftKings, Old DraftKings and Computershare
4.6	Supplemental Indenture, dated as of May 5, 2022, by and among New DraftKings, Old DraftKings and CTC, as trustee
10.1	Form of Indemnification Agreement.
10.2+	Amended and Restated Trademark License Agreement, dated as of May 5, 2022, by and among GNOG LLC, GNLV and Fertitta Entertainment, LLC (f/k/a Golden Nugget, LLC)
99.1	Press Release, dated May 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. New DraftKings agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

+ Certain confidential information – identified by bracketed asterisks “[***]” – has been omitted from this exhibit pursuant to Item 601(b)(10) of Regulation S-K. New DraftKings agrees to furnish supplementally a copy of an unredacted copy to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, New DraftKings has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

DraftKings Inc.

Dated: May 5, 2022	By:	/s/ R. Stanton Dodge
Name: R. Stanton Dodge
Title: Chief Legal Officer and Secretary